UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2004

(Date of earliest event reported)

First Federal Financial Corporation of Kentucky

(Exact name of registrant as specified in its charter)

Securities and Exchange Commission File Number: 0-18832

KENTUCKY	61-1168311
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2323 Ring Road, Elizabethtown, Kentucky, 42701
(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code: (270) 765-2131

Item 7:          Financial Statements and Exhibits

Attached is the press release for the first quarter results.

(c)               Exhibits

Exhibit Number	Description
99.1	Press release dated April 21, 2004

Item 12:  Results of Operations and Financial Condition

On April 21, 2004, First Federal Corporation of Kentucky issued a press release announcing first quarter 2004 results.  A copy of the press release as well as supplemental information is furnished with this report as Exhibit 99.1, and in incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FEDERAL CORPORATION OF KENTUCKY

Date: April 26, 2004	By:	/s/ Gregory S. Schreacke
Gregory S. Schreacke
Chief Financial Officer